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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 23, 2004
                                                        -------------------


                             ABERCROMBIE & FITCH CO.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

   Delaware                      1-12107                      31-1469076
--------------              ----------------               ------------------
(State or other             (Commission File                 (IRS Employer
jurisdiction of                 Number)                    Identification No.)
incorporation)

                     6301 Fitch Path, New Albany, Ohio 43054
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (614) 283-6500
             -------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                        --------------------------------
                         (Former name or former address,
                          if changed since last report)





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Item 5.  Other Events and Regulation FD Disclosure.

         On February 23, 2004, Abercrombie & Fitch Co. (the "Company") issued a news release announcing that Susan J. Riley had been named Senior Vice President and Chief Financial Officer of the Company. A copy of this news release is filed as Exhibit 99 and is incorporated herein by reference.




                  [Remainder of page intentionally left blank;
                          signature on following page.]



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ABERCROMBIE & FITCH CO.


Dated:  February 23, 2004                     By: /s/ Seth R. Johnson
                                              -------------------------------
                                              Seth R. Johnson
                                              Executive Vice President-Chief
                                              Operating Officer


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                                INDEX TO EXHIBITS


                           Current Report on Form 8-K
                             Dated February 23, 2004

                             Abercrombie & Fitch Co.


Exhibit No.             Description
-----------             -----------
    99                  News Release issued by Abercrombie & Fitch Co. on
                        February 23, 2004




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